October 30, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS

Supplement to Prospectus
dated May 1, 2015

Effective November 1, 2015, each prospectus does not constitute the current prospectus for Dreyfus Institutional Preferred Government Money Market Fund, formerly Dreyfus Institutional Reserves Money Fund, the shares of which are offered pursuant to a separate prospectus dated May 1, 2015 as revised November 1, 2015.

IRF-S1115